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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                _______________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                ________________

        Date of Report (Date of Earliest Event Reported):  June 18, 1997

                                 PANENERGY CORP
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)
                                     1-8157
                            (Commission File Number)
                                   74-2150460
                    (I.R.S. Employer Identification Number)

                             5400 Westheimer Court
                                 P.O. Box 1642
                           Houston, Texas  77251-1642
          (Address, including zip code, of principal executive office)

                               _________________


              Registrant's telephone number, including area code:

                                 (713) 627-5400
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Item 5.  Other Events.

         PanEnergy Corp (the "Company") previously disclosed that it had entered into a definitive Agreement and Plan of Merger among the Company, Duke Transaction Corporation and Duke Power Company, dated as of November 24, 1996, as amended and restated as of March 10, 1997 (the "Merger Agreement"). The Merger Agreement was consummated effective June 18, 1997.

         A copy of the registrant's press release announcing the effectiveness of the Merger Agreement is filed herewith as Exhibit 2(a), and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         The following exhibit is filed herewith:

         2(a).   Press Release dated June 18, 1997.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PANENERGY CORP


                                        By:  /s/ Robert W. Reed
                                           --------------------------------
                                           Robert W. Reed
                                           Corporate Secretary



Date:  June 18, 1997





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                              INDEX TO EXHIBITS


EXHIBIT
NUMBER                  DESCRIPTION
------                  -----------
 2(a)                   Press Release dated June 18, 1997.